U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2009

ADA-ES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 SouthPark Way, Unit B, Littleton, Colorado	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Press Release of Joint Venture Investment, ADA Carbon Solutions, LLC.

In a press release dated December 9, 2009, ADA Carbon Solutions, LLC (“Carbon Solutions”), a joint venture investment of
ADA-ES, Inc., announced that the U.S. Department of Energy’s Credit Review Board issued a conditional commitment to Red River Environmental Products, LLC (“Red River”), a wholly-owned subsidiary of Carbon Solutions, for a $245 million guaranty of debt financing for Red River’s activated carbon facility. Terms of such financing have not yet been finalized. Please see the attached press release furnished as Exhibit 99.1for additional information.

Item 9.01.	Financial Statements and Exhibits

(d)	The following items are furnished as exhibits to this report:

99.1     Press Release Dated December 9, 2009 of ADA Carbon Solutions, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 2009

ADA-ES, Inc.
Registrant

/s/ MARK H. MCKINNIES
Mark H. McKinnies
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release Dated December 9, 2009 of ADA Carbon Solutions, LLC.